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                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Stagecoach Funds, Inc.:

We consent to the use or our report incorporated herein by reference and to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.

                                        /s/ KPMG LLP

San Francisco, California
March 1, 1999